UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2020

KINTARA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-37823	99-0360497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12707 High Bluff Dr., Suite 200

 San Diego, CA 92130

(Address of principal executive offices)

Registrant’s telephone number, including area code: (858) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	KTRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

On August 21, 2020, Kintara Therapeutics, Inc., formerly DelMar Pharmaceuticals, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Form 8-K”) to report the closing of its acquisition of Adgero Biopharmaceuticals Holdings, Inc., a Delaware corporation (“Adgero”) pursuant to an Agreement and Plan of Merger and Reorganization, dated as of June 9, 2020 (the “Merger Agreement”), by and among Adgero Acquisition Corp., a wholly-owned subsidiary of the Company incorporated in the State of Delaware (“Merger Sub”), and Adgero, pursuant to which Merger Sub merged with and into Adgero, with Adgero surviving the merger and becoming a direct, wholly-owned subsidiary of the Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of Adgero common stock, par value $0.0001 per share (the “Adgero Common Stock”)  (other than treasury shares held by Adgero), was converted automatically into the right to receive 1.5740 shares (the “Exchange Ratio”) of the Company’s common stock, and cash in lieu of any fractional shares. Also, at the Effective Time, each outstanding warrant to purchase Adgero Common Stock was converted into a warrant exercisable for that number of shares of the Company’s common stock equal to the product of (x) the aggregate number of shares of Adgero Common Stock for which such warrant was exercisable and (y) the Exchange Ratio.

This amendment is being filed to amend and supplement Item 9.01 of the Form 8-K to include the historical consolidated financial statements of Adgero required pursuant to Rule 8-04(b) of Regulation S-X and the unaudited pro forma condensed consolidated financial information for the combined companies required pursuant to Rule 8-05 of Regulation S-X.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The following financial statements of Adgero are attached hereto as Exhibits 99.1 and 99.2 and are incorporated in their entirety into this Item 9.01(a) by reference:

(1) audited consolidated balance sheets as of December 31, 2019 and 2018, and the related audited consolidated statements of operations, stockholders’ equity and cash flows for the years ended December 31, 2019 and 2018; and

(2) unaudited condensed consolidated balance sheets as of March 31, 2020 and December 31, 2019 and the unaudited condensed consolidated statements of operations, stockholders’ equity and cash flows for the three months ended March 31, 2020 and 2019.

(b) Pro Forma Financial Information

The following pro forma financial statements are attached hereto as Exhibit 99.3 and are incorporated in their entirety into this Item 9.01(b) by reference:

The Company’s unaudited pro forma condensed consolidated financial statements as of March 31, 2020 are attached hereto as Exhibit 99.3 and incorporated in their entirety into this Item 9.01(b) by reference.

(d) Exhibits

Exhibit No.	Description

2.1*	Agreement and Plan of Merger and Reorganization, dated as of June 9, 2020, by and among DelMar Pharmaceuticals, Inc., Adgero Acquisition Corp. and Adgero Biopharmaceuticals Holdings, Inc.*
23.1	Independent Auditor’s Consent.
99.1	Consolidated financial statements of Adgero as of December 31, 2019 and 2018, and for the years ended December 31, 2019 and 2018.
99.2	Unaudited condensed consolidated financial statements of Adgero as of March 31, 2020 and December 31, 2019 and the three months ended March 31, 2020 and 2019.
99.3	Unaudited pro forma condensed consolidated financial statements as of March 31, 2020.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 24, 2020	KINTARA THERAPEUTICS, INC.

/s/ Scott Praill
	Name:	Scott Praill
	Title:	Chief Financial Officer

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